                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 6, 1998, in this Amendment No. 1 to Registration Statement No. 333-76397 and related Prospectus of The Yankee Candle Company, Inc. for the registration of shares of its common stock.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
May 19, 1999